©2013 Lincoln National Corporation
2013 Conference for Analysts,
Investors and Bankers
Thursday, June 6, 2013
Lincoln Distribution
Driving Enterprise Strategy and Value
Will Fuller
President, Lincoln Financial Group Distribution

Accumulation

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
Secular Trends Shaping the Market
Decumulation
Risk Management
Planning
Guaranteed Outcomes
Risk Tolerance
Transaction
Asset Management
A “State of Shift” Driven by the Consumer
Demographic
Behavioral
Economic
Innovation
Regulatory

Lincoln Financial Distributors®

Lincoln Financial Network®

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
Industry Leading Distribution
Enabling LFG Strategy by Growing Advisors
That Sell Our Products, On Our Terms
58,000
Advisors Selling
Lincoln Products
Wholesale
600 Sales Professionals
Largest Wholesale Operation
Retail
8300 Advisors
#2 Independent Retail Operation1
1 Source: Investment News Top Independent Broker Dealers, Dec. 2012

©2013 Lincoln National Corporation
Strategic Partner Strategy
Key Expansions: RPS, Primerica, Fee based Annuities, RIA channel
Accelerated Growth in the Most Attractive Markets
Through the Leading Distributors in the Industry
1 Source: MARC/VARDS 2012
2 Source: LIMRA U.S. Individual Annuities Sales Participant’s Report 4Q 2012
3 Source: LIMRA U.S. Individual Life Insurance Sales 4Q 2012 (Excludes Whole Life), LIMRA 2012 Life Combination Products Survey
	Industry		Strategic Partners*
Product	Share	Rank	Rank	Share
Variable Annuity1	7.2%	#5	#3
Fixed Annuity2	4.2%	#7	#5
Life Insurance3	7.5%	#1	#1
MoneyGuard3	73.0%	#1	#1
Higher share than industry
Same share as industry
Lower share than industry

Morgan Stanley

WELLS FARGO

LPL Financial

Merrill Lynch

UBS

Ameriprise Financial

CAGR
29%
2009
2012

Sales Force Expansion

Benefits of a Lincoln Distribution Model

33
49
2009
2013 Plan

Lincoln Financial Group

You're In Charge

©2013 Lincoln National Corporation
The Value of our Strategic Partner Model
RPS example
New RPS Partners
(2009-Present)
$877
$400
+48%
• Established Strategic Partnerships
• Established Advisor Relationships
• Cross Promotion/Referrals
• Attract Top Wholesaling Talent
Small Market Sales
(Millions)

Lincoln Financial Network®

- 8,000+ Advisors and Planners

7,293
7,366
7,682
8,003
8,148
8,263
2007
2008
2009
2010
2011
2012

Lincoln Financial Group®
You're In Charge®

©2013 Lincoln National Corporation
The Value of Our Own Strategic Partner
LFN is Our #1 Strategic Partner and Competitive Advantage
LFN Rank in LFG Sales
2012
14%
8%
32%
28%
#1 in Life
#1 in MoneyGuard
#1 in Small Market RPS
#2 in Annuities
• #2 Independent Broker Dealer
• Independent and Open Architecture
• Most Successful Pivot Partner
• Direct Advisor and Client Insight
• 5 Year Plan to Reach 10,000 Advisors

65,000
60,000
55,000
50,000
45,000
49,606
54,846
56,978
57,130
58,794
2008
2009
2010
2011
2012

Scale

- Productivity
- Attract New Advisors

Billions
2009
2010
2011
2012

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
Proven Operating Model
We are Growing Advisors Selling Lincoln Products
We are Driving Consistent Results
Consolidated Deposits
Consistency
• 28 consecutive quarters
   with $4B+ in Deposits
• 16 consecutive quarters
   with $1.3B+ of Net Flows
VA
FA
RPS
Life
$18.9
$20.2
$21.0
$22.2

Ranked #5
7.2%
6.4%
6.5%
6.0%
7.2%
2008
2009
2010
2011
2012

Ranked #2
Ranked #1
8.0%
8.2%
8.2%
8.9%
7.5%
2008
2009
2010
2011
2012

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
Product Pivot Strategy
1 Source: MARC/VARDS
2 Source: LIMRA U.S. Individual Life Insurance Sales (Excludes Whole Life, includes MoneyGuard)
3 Excludes MoneyGuard
Variable Annuity
Life
Mobilizing Distribution Enables a Shift in Product Mix
VA Market Share and Rankings1
Life Market Share and Rankings2
100%
3Q 2011
78%
22%
Traditional
Subaccounts
Managed
Risk Deposits
1Q 2013
GUL
Non-GUL3
65%
71%
29%
35%
3Q 2011
1Q 2013
Ranked
#5
Ranked
#5
Ranked
#5
Ranked
#5
Ranked
#2
Ranked
#2
Ranked
#1
PIVOT Initiatives
Consistency in the Market

©2013 Lincoln National Corporation
Why We’ll Win
• Leading Wholesale and Retail Franchises
• Leading Industry Partners
• Actively Growing Advisors
• Demographics in Our Favor
• Singular Focus on Enabling LFG Product Strategy
Lincoln is Well Positioned for the Shift Towards Planning,
Risk Management and Guarantees

©2013 Lincoln National Corporation
2013 Conference for Analysts,
Investors and Bankers
Thursday, June 6, 2013
Life Insurance
Protecting Margins and Leveraging Franchise
Mark Konen
President, Insurance & Retirement Solutions

©2013 Lincoln National Corporation
Headwinds
Franchise Strength
• Alignment of distribution breadth
 with diverse and innovative product
 portfolio
• Product responsiveness
• Risk management track record
• Continued low interest rates
• Regulatory changes
• Economic uncertainty
Life insurance remains an important solution
Lincoln and the Life Insurance Industry Today

Decisive Actions in a Changing Environment

30 Year Treasury & Pricing Actions
Significant Product Changes
GUL
VUL
MoneyGuard
IUL
Term
5.00%
4.00%
3.00%
2009
2010
2011
2012
2013

Diversification

- Increased focus on Term
- Expansion of MoneyGuard franchise

Responsiveness

- Decisive MoneyGuard and GUL pricing actions
- IUL expansion and innovation
- VUL product enhancements

Pivot

- Broader portfolio supports greater variety of customer solutions
- Earnings less reliant on interest margin

Lincoln Financial Group®

You're In Charge

©2013 Lincoln National Corporation

©2013 Lincoln National Corporation
2011
Total Sales: $700M
Sales by Product
27%
42%
3%
20%
8%
2012
Total Sales: $588M
29%
25%
7%
29%
10%
Pivot Products
Protect Products
 IUL
 VUL
 Term
 MoneyGuard
 UL/GUL
Pivot Strategy Success
Pivot sales 31% of total 2011, 46% of total 2012, 51% of total 1Q 2013

©2013 Lincoln National Corporation
	Lincoln	Industry1	Rank1 (vs. last year)
VUL	20%	2%	2(+2)
Term	11%	0%	9(+2)
IUL	96%	37%	12(+2)

GUL	-53%	0%	5(-4)
Life - LTC Combo	-9%	2%	1(+0)

Total (non-W.L.)	-16%	6%	1(+0)
2011-2012
Year-over-Year Sales Growth
Leading the Industry through Change
• Increased IUL, VUL and
 Term share
1 Industry data based on LIMRA 12/31/12
• GUL share declined as
 competitors slower to react
• Maintained top rank in our
 markets

©2013 Lincoln National Corporation
Interest Rate Assumption	Current Protect/Pivot	Hypothetical No Protect/Pivot
Forward Curve	10-12%	7-9%
Prolonged Low	8-10%	5-7%
New Business Returns
Strategic actions result in strong new business returns
even in stressed interest rate scenarios

1.74%
1.80%
1.78%
1.78%
4.23%
4.16%
4.08%
3.96%
2009
2010
2011
2012
Spread
Credited Rate

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
Yield and spread history1
Effectively Managing Interest Spread
1 Yields and spreads exclude alternative investments
• Previous actions
 – Credited rates
 – Investment
 strategies
• New business pricing
 not reliant on
 investment portfolio
 yield
• In-force profitability
 not eroded by new
 sales

©2013 Lincoln National Corporation
Mortality	2009	2010	2011	2012
Actual to benchmark mortality ratios	75%	79%	79%	78%
Lapses (% of Face Amt)	2009	2010	2011	2012
GUL	4.0%	4.3%	3.6%	3.2%
Key Assumptions Aligned with Experience
• GUL pricing averages 2%
• Actual experience validates
 our conservative pricing
• Stable mortality experience
• Industry leading
 underwriting

©2013 Lincoln National Corporation
12%
10%
-2%
+1%
GUL IRR WALK
Pricing Target
Investment Yield
Other Experience Factors
-1%
Cost of Capital Solutions
In-Force GUL Profitability Weathers Challenges
• 18% of total Life business
• Dedicated investment portfolio
• 60-70% of product cash flows
 already invested
Adjusted Returns

- New money approach to pricing
- Risk management expertise

- Distribution breadth
- Products with less interest rate risk

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
Protecting Margins with
Disciplined Management
 – Pricing and management
 actions
While Growing the Business
 – Expanded reach with
 comprehensive, innovative
 suite of products
Leading the market on our terms
The Power of Lincoln’s Franchise

©2013 Lincoln National Corporation
2013 Conference for Analysts,
Investors and Bankers
Thursday, June 6, 2013
Group Protection
Investing for Growth
Mark Konen
President, Insurance & Retirement Solutions

Investing in the Business – Growing Profitability

Investments

- Expanded sales force and solution suite – results since 2010:
  - 14% average increase in sales
  - 8% annual growth in earned premium
- Investing $150m over 3 years
  - Sales force expansion and training
  - Technology-enabled customer experience enhancements
  - Voluntary capabilities

Profitability

- Price increase on new sales and renewals
- Voluntary sales
- Management actions on claims and expenses

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation

©2013 Lincoln National Corporation
Targeting Growing Market Segments
• Top 10 carrier in most product offerings
Total Group
• Ranked #10 in 2012
Voluntary Products
• 2012 case count rank:

Small and Medium
Businesses
(<1,000 employees)
4%
7%
9%
Market Growth
Expectations
– Life: #4
– LTD: #2
– STD: #4
Lincoln’s Strategic Focus:

Sales Force Headcount
200
150
100
8% Avg. Growth
153
178
YE 2010
YE 2012

Average Productivity1
3.5
3.0
2.5
7% Avg. Growth
2.9
3.3
2010
2012

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
Future sales
growth drivers
14% average increase in sales since 2010
• Sales force growth
• Industry leading productivity
• Voluntary capabilities
• Deepen broker penetration
Accelerating Sales Growth through Distribution
1 In millions

©2013 Lincoln National Corporation
Impact
Employee
Group
Solutions
Market &
Sales
Education/
Enrollment
Onboard
Billing &
Service
Claims
Management
Economic Impact
Investments represent 2% of premium
Drive outsized revenue growth
Improved margins over time
Investing $150M Across the Value Chain

78.0%
73.0%
68.0%
71.4%
69.1%
76.2%
72.9%
74.5%
74.8%
2008
2009
2010
2011
2012
1Q13

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
• 2012: increase in LTD severity
• 1Q13: elevated group life mortality
Drivers
Non Medical Loss Ratios

Actions	Impact
Price increase on new sales and renewals	Decrease Loss Ratio • Increases the premium rate
Claims Management	Decrease Loss Ratio • Resources and expertise aligned with more effective processes
Expense Management	Decrease Expense Ratio • Efficiency gains over time from technology investments
Voluntary sales	Increase Profit Margin/ROE • Lower loss ratio • Higher expense ratio

Lincoln Financial Group®
You're In Charge®

©2013 Lincoln National Corporation
Growing Profitability

Investments

- Grow sales through sales force expansion and training
- Enable shift to voluntary by building capabilities
- Improve customer experience leveraging technology

Profitability

- Pricing discipline
- Grow voluntary business
- Manage claims and expenses

Lincoln Financial Group

You're In Charge

©2013 Lincoln National Corporation
Expected Results
• Long term 12-15% ROE
• Top 3 in Disability/Life
 market
• Top 5 in Voluntary sales
Profitable Growth while Transforming the Business

©2013 Lincoln National Corporation
2013 Conference for Analysts,
Investors and Bankers
Thursday, June 6, 2013
Retirement Plan Services
Strategy Fueling Success
Chuck Cornelio
President, Retirement Plan Services

©2013 Lincoln National Corporation
Headwinds
The Retirement Industry Today
• Participants view defined
 contribution plan as largest and
 primary retirement asset
• Government market switching from
 defined benefit to defined
 contribution
• Communication and education
 services becoming differentiator
Tailwinds
• Continued low interest rates
• Possibility for regulatory
 changes

Retirement Plan Services

Execution Fueling Meaningful Growth

Invest | **Execute** | **Grow**

Evolving Focus:

Deposits by Market[3]

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
2011 à Refocused strategy and began investing for growth
2012 à Expanded distribution and initiated platform change
2013 & beyond à Realizing benefits of investments; eg. sales pipeline up 100%
1 LIMRA not-for-profit survey as of Mar 31, 2013
2 As of Mar 31, 2013
3 Full year 2012 deposits
Snapshot
•Ranked #3 in Healthcare (by AUM)1
•1.4M participants2
•23,000 Plan Sponsors2
•$46B in AUM2
Mid-Large Market (62%)
Small Market (27%)
Multi-Fund & Other (11%)

(2012 - 2018 CAGR)
Total Retirement Market	• Lincoln ranks #22 based on total retirement plan assets[1]	
Healthcare 403(b) [Mid-Large]	• Leverage market leading position (ranked #3[2] in healthcare) to continue to dominate market	
Corporate 401(k) [Small + Mid-Large]	• Continue to take marketshare in the <$10M market and build presence in $10M - $50M space	
Government 457 [Mid-Large]	• Building out enhanced capabilities in the government market to capitalize on DB to DC trend	

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
Executing Strategy
Targeting Growing Market Segments
Market Positioning and Strategies
Market Growth
Expectations
1 Plan Sponsor Survey 2012
2 LIMRA not-for-profit survey as of Mar 31, 2013
3 Investments Company Institute, Cerulli, McKinsey Retirement Practice
4 McKinsey & Company: DC Model
4.6%3
6.0%4
8.0%4
8.1%4

High Touch Customer Experience

- Industry leading worksite presence [330 professionals] driving asset retention and rollover success
- Revamped communication and education programs receiving national recognition

Distribution

- Establishing new relationships in the mid-large market – 50% of sales pipeline from new consultants
- Leveraging LFD's strategic partner footprint to expand small market presence specifically in the wirehouses
- Adding wholesalers in territories and markets with growth opportunities

Technology

- New recordkeeping technology up and running – $22B on new platform
- Continuing investments to improve our web and mobile technologies

Product Solutions

- Comprehensive suite of solutions and services helping participants to and through retirement
- Leveraging relationships with industry partners (Ibbotson, Stadion) to strengthen fiduciary offerings

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
Driving Growth through Value Added Services
More Than Just a Record Keeper

$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
Millions
2010
2011
2012

Net Flows

$1,200
$1,000
$800
$600
$400
$200
$0
-$200
-$400
2010
2011
2012

Lincoln Financial Group®
You're In Charge®

©2013 Lincoln National Corporation
1 Net flows / beginning of period AUM
2 Plan sponsor terminations / average small and mid-large market AUM
Investments in Our Business Paying Dividends
Significant Growth in Leading Indicators
Total Deposits
Plan Sponsor Term Rate2	9.9%	5.9%	5.6%
Organic Growth Rate1	-0.82%	1.30%	2.52%
End of Period AUM (Billions)	$39	$39	$44
10% CAGR
2010 - 2012
+273%
+96%

©2013 Lincoln National Corporation
Proactively Managing the Bottom Line
	Spread Compression
	Earned Rate1	Crediting Rate
2010	5.70%	3.49%
2011	5.53%	3.32%
2012	5.21%	3.20%
1 Excludes alternative investments and loan prepayment and bond make-whole premiums
2 General & administrative expenses, pre-DAC capitalization
Pressures
Actions
Investments in the Business
Total G&A2	Strategic Spend
$242M	$19M
$274M	$29M
$314M	$35M
• Proactive GMIR strategies on existing block
• Selling new product with a 1% GMIR
• Continued growth in assets helping offset
 impact of compression
• 2012 - peak of strategic spend in
 technology and distribution expansion
• 2013 - beginning to realize operational
 efficiencies from technology upgrades
• 3% reduction in total G&A expenses
 expected in 2013

©2013 Lincoln National Corporation
Commitment to Meaningful Growth
Enhancing Top Line
•Building out enhanced capabilities to
   grow within our target markets
•Focus on retirement income through
   product innovation
•Deliver our high-touch model
   effectively
Focusing on Bottom Line
•Ensure technology upgrade efficiencies
   are realized
•Reducing unit costs
•Proactively managing spread
   compression
Consistent Returns
• Pre-Tax Net Margin: 30% - 35%
• ROE: 12% - 15%
• ROA: 25bps - 30bps

©2013 Lincoln National Corporation
2013 Conference for Analysts,
Investors and Bankers
Thursday, June 6, 2013
General Account Investments
Ellen Cooper
EVP, Chief Investment Officer

©2013 Lincoln National Corporation
General Account Investment Management
• Continued low rate environment
• Competition for limited supply of
 quality credit assets
Tailwinds
Headwinds
• Well diversified, high quality portfolio with
 significant unrealized gain position
• Capacity to take risk now…..substantially
    de-risked from credit crisis
• Finding value in select core strategies and
 yield-enhancing tactical strategies
Navigating through low yield environment via
prudent use of tactical investment strategies

Investment Strategy
Tactical Asset Allocation
Manager Selection
Monitoring & Reporting

Pillars of Lincoln's Manager Selection Strategy

Alpha Generation

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
Our Differentiated Investment Process……
Lincoln’s Internal Investment Team
Performance
Cost
Intellectual Capital
Customization
External
Internal
• Middle Market Loans
• Private Equity
• Hedge Funds
• Real Estate Mezzanine
 Debt
• Fixed Income
 ‒ Public
 ‒ Private
• Mortgage Loans
• Cash/ Short Term
Yield Enhancing
Core
Security Selection
Best Execution
Surveillance
Multi-manager platform combines best-in-class core and specialty asset managers

High Quality Portfolio

Total Investment Portfolio

As of 1Q 2013

Municipals
4.1%
Agency RMBS
4.8%
Other Structured Securities
4.6%
Mortgage Loans
8.0%
UST/Agency
2.0%
Cash & Collateral
3.1%
Alts
1.0%
Other
1.1%
Corporates
71.2%

Total Assets: $88.4B

- Avg. Rating[1]: A-
- Further diversified by sector, geography, and issuer

1 Fixed Maturity Rated Securities

Lincoln Financial Group

You're In Charge

©2013 Lincoln National Corporation

Below Investment Grade (BIG) reduced by ~4%

Securities Below Investment Grade[1] as % of Total Fixed Maturity Securities[2]
2Q 2009 – 1Q 2013
1Q 2013
12%
10%
8%
6%
4%
2%
0%
9.9%
8.8%
7.1%
6.3%
6.2%
6.0%
2Q09
4Q09
4Q10
4Q11
4Q12
1Q13
- 4%
55.7%
6.0%
38.3%
NAIC 1 (AAA/AA/A)
NAIC 2 (BBB)
NAIC 3-6 (BIG)

1 Based upon the rating designations determined and provided by the NAIC or the major credit rating agencies

2 Total fixed maturity AFS & Trading Securities including CLNs. As of 1Q 2013, $76.9B GAAP book value of Fixed Maturity Securities

Lincoln Financial Group®

You're In Charge

©2013 Lincoln National Corporation

Gross Realized Loss Trend

Millions
1,000
900
800
700
600
500
400
300
200
100
0
868
201
321
336
303
57
104
47
95
236
97
71
55
209
91
57
54
2009
2010
2011
2012
Corporates
CMBS
RMBS
Other

14%
12%
10%
8%
6%
4%
2%
0%
5.2%
9.3%
8.5%
12.7%
11.6%
4Q 2011
4Q 2012
1Q 2013
Peer Avg

Losses down and stress tests reinforce portfolio resilience

+

Significant unrealized gains of $8.7B (~12% of assets) as of 1Q13

Lincoln Financial Group

You're In Charge

©2013 Lincoln National Corporation
Risk capacity further supported by…
Net Unrealized Gains1 vs. Peers2
5
1 AFS and HTM fixed income unrealized gain as % of amortized cost
2 Source: SNL

©2013 Lincoln National Corporation
We are finding incremental value in…
Direct Middle Market Loans
Private Placements
Commercial Mortgage Loans
Enhanced yield and better covenants
compared to public bonds. Multiple
sourcing through direct origination and
syndication provides more flow and
greater diversification
Enhanced yield secured by commercial
real estate and better recoveries than
public bonds
Enhanced yield with better covenants and
higher recoveries than public BIG and
syndicated bank loans
Alternative Investments
Increase in private equity and hedge fund
program to provide additional returns;
opportunistic and well-diversified
Mezzanine Real Estate Loans
Capitalizing on core competency to
capture excess risk-adjusted return in
commercial real estate sector
Yield-enhancing tactical strategies add
15-20 bps to new money yield
Provides diversification with attractive spreads
Select Core Assets
Tactical Strategies
Disciplined and balanced approach to earn attractive risk-adjusted returns

Alts. NII ($M)
140
130
120
110
100
90
80
70
60
50
40
30
20
10
0
-10
90
125

Buyout 25%
Energy 12%
Real Estate 10%
Distressed 9%
Mezzanine 6%
Secondary/ Other 5%
Venture Capital 3%
Hedge Fund 30%

Lincoln Financial Group®
You're In Charge®

©2013 Lincoln National Corporation
Alternatives have produced strong results…
70%/30% allocation split between Private
Equity and Hedge Funds
 Annualized Pre-Tax Return and NII on Alternative Investments
2011	2012	1Q13
11.3%	14.9%	2.7%
$90mm	$125mm	$6mm
Quarter
Year
Net Investment Income
Alternative Investments ($847M)
As of 1Q 2013
1Q11
2Q11
3Q11
4Q11
2011
1Q12
2Q12
3Q12
4Q12
2012
1Q13
Planned increase to program well
within our risk appetite
Alternatives have produced strong
returns historically albeit variable

4.5%
3.5%
2.5%
1.5%
Yield
Tactical strategies add 15-20 bps over core new money
Enhanced new money spread: 170-190 bps spread to 10y Treasury
...assumes gradual rise in rates offset by moderate spread decline
1.8%
1.9%
2.0%
2.3%
2.5%
4Q 2012
1Q 2013
4Q 2013
4Q 2014
4Q 2015

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
Projecting new money yields conservatively…
Projected New Money Yield (~$10B Annually)
Forecasted
Actual
Enhanced New
Money Yield
Core New
Money Yield
10y UST

5.5%
5.5%
5.4%
5.5%
5.0%
4.5%
4.0%
Yield
5.5%
5.4%
5.0%
Impact of New Money
on Portfolio Yield
4Q 2012
1Q 2013
4Q 2013
4Q 2014
4Q 2015

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
We expect our projected portfolio yield to hold up well….
Forecasted
Actual
Book Yield
on Invested Assets
w/o New Money
Book Yield
on Invested Assets
w/ New Money
Total Portfolio Book Yield (~$85B)
Portfolio book yield expected to drop only 15-20 bps per year for next 3 years

©2013 Lincoln National Corporation
General Account Investment Management
• Differentiated investment process
• Capacity to take risk now
• Finding value in select core and yield-enhancing strategies
• Portfolio yield expected to hold up well in low rate
 environment

©2013 Lincoln National Corporation
2013 Conference for Analysts,
Investors and Bankers
Thursday, June 6, 2013
Mark Konen Randy Freitag
President, Insurance and Executive Vice President and
Retirement Solutions Chief Financial Officer
Annuities
Growth on Our Terms

Growth on Our Terms – Lincoln's Consistent Approach

Sustainable Product Solutions
Quality Block of Business
Disciplined Risk Management
Best-in-Class Distribution

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation

Quality block of business enhanced by diverse product mix

2012 Annuities Operating Income
(in $ millions)
154
26%
441
74%
Variable
Fixed

Annuities Account Value (AV): $101 billion
(as of 3/31/13)
17%
23%
8%
52%
VA with non-risk-managed fund GLB
VA with risk-managed fund GLB
VA without GLB
FA

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
• Fixed annuities are a significant portion of operating income
• Product mix meets shifting consumer demands
• Risk-managed funds drive over 75% of VA deposits
1 GLB = Guaranteed Living Benefit (rider)
1

GAAP ROE[1]

25%
20%
15%
10%
5%
0%
20.8%
22.8%
19.5%
2010
2011
2012

GAAP ROA

0.80%
0.60%
0.40%
0.20%
0.00%
0.61%
0.66%
0.65%
2010
2011
2012

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
Strong returns supported by strong capital
	ROE1	ROA
As reported	21%	64 bps
Including VA non-operating income items2	19%	59 bps
1 Equity excluding accumulated other comprehensive income and goodwill
2 VA hedge program performance, prospective unlocking, and non-performance risk
• 2012 Average GAAP Equity of $3.1B
 – VA required capital set at 98CTE
• Strong ROE, even with non-operating
     items
Three-Year Averages from 2010 - 2012

©2013 Lincoln National Corporation
VA riders evolve as the market changes
	Lincoln Lifetime Income Advantage (June 2010)	Lincoln Lifetime Income Advantage 2.0 with Risk-Managed Funds (June 2013)
Rider Fee and Basis	0.90% (single & joint) on decreasing guaranteed amount	1.05% (single) / 1.25% (joint) on non-decreasing guaranteed amount
Lifetime Withdrawal Rate (single)	59.5+ = 5.0%	55 - 59.5 = 3.5% 59.5 - 64 = 4.0%	65+ = 5.0%
Lifetime Withdrawal Rate (joint)	65+ = 5.0%	55 - 59.5 = 3.5% 59.5 - 64 = 4.0%	65 -74 = 4.5% 75+ = 5.0%
Rollup	5% Compound for 10 years	5% Compound for 10 years
Investment Requirements1	minimum 30% in fixed income funds, maximum 70% in equity funds	minimum 30% in fixed income funds, maximum 70% in risk-managed funds
• GLB riders, including i4Life, refreshed as market changes
• Since June 2010, 28 VA product launches and actions
• Risk-managed funds benefit the client and reduce hedging costs
1 Can invest up to 100% in certain balanced funds, including some risk-managed funds, with guaranteed living benefit rider

Guaranteed Income Level of Top 5 GLB Riders[1]

9%
8%
7%
6%
% of initial deposit
2008
2009
2010
2011
2012
LFG
Peer Minimum
Peer Maximum

Lincoln Financial Group

You're In Charge

©2013 Lincoln National Corporation
VA riders less risky than most peers’
• Our focus on upside potential = less emphasis on downside guarantees
• Best-in-class distribution enables focus on strong consumer value, not
 “best” features
Source: Oliver Wyman
1 Minimum guaranteed income level reflects the guaranteed payout rate, roll-up rate and other product rules per product specifications. Representative issue age and utilization patterns reflect an equal weight of issue age/withdrawal age of: 65/65, 60/70, 65/70.

Relative Market-Consistent Value of VA New Business with Guaranteed Living Benefits, 2008 – 2012[1]

(Bar shows range of annual results; black square shows average)

Lincoln
Peer A
Peer B
Peer C
Peer D
Peer E
Below Average
Average
Above Average
Normalized Market-Consistent Value in Relation to Peer Group

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
Oliver Wyman: VA riders more profitable than peers’
• Value of new business consistently above average compared to peer group
• Indicates disciplined risk management in product design
• Enables our consistent market presence
Source: Oliver Wyman
1 Based on market-consistent valuation of one or more GLB riders sold by each company, weighted by estimated sales and using a consistent set of capital market and policyholder behavior assumptions at each valuation date. Peer group consists of the six leading sellers of VA GLB products since 2009.

Sustainable products produce low sales variance

Range of Quarterly VA Sales, 2008 – 2012[1]
Jackson
Prudential
MetLife
Lincoln
AXA
AIG
Ameriprise
Voya
Hartford
124%
107%
114%
58%
110%
73%
64%
281%
353%
Range of Sales / Average Sales = $3.2B - $1.8B / $2.4B
0
1
2
3
4
5
6
7
8
9
10
Quarterly VA Sales (in $ billions)

Source: MARC/VARDS

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
• Diversification benefit from "dollar cost averaging" improves long-term ROE
 – Selling through market cycles mitigates amount written at market highs
1 Companies listed in order of 4Q12 VA sales; black squares represent average quarterly sales over the five-year period

GMDB NAR as a % of AV, as of 12/31/12
30%
20%
10%
0%
0.5%
1.8%
3.8%
3.9%
5.2%
5.2%
10.2%
16.5%
20.1%
Ameriprise
Lincoln
Prudential
AIG
MetLife
Jackson
Hartford
Voya
AXA

GLB NAR as a % of AV, as of 12/31/12
30%
20%
10%
0%
1.0%
1.0%
1.9%
4.6%
5.2%
6.2%
7.2%
16.9%
24.6%
Lincoln
Ameriprise
Hartford
Prudential
MetLife
AIG
Jackson
Voya
AXA

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
Net Amount at Risk (NAR) for VA guarantees is low
• Consistent presence, diversifying risk
 over time, makes a difference
• High quality GMDB block = low risk
 – 73% of GMDB account value is return
 of premium
 – Rollup GMDB, not sold since 2003, is
 less than 0.2% of account value
• Less risky GLB block than peers
 – 43% of GLB account value has no
 rollup feature
 – GLB annual rollup never above 5%
Note: See appendix for information about Net Amount of Risk sources and calculations

Growth on Our Terms – Lincoln's Consistent Approach

Sustainable Product Solutions
Quality Block of Business
Disciplined Risk Management
Best-in-Class Distribution

Lincoln Financial Group®
You're In Charge®
©2013 Lincoln National Corporation

Moderate Scenario – 5% S&P Returns
Amount (in $ millions)
1,000
750
500
250
0
2013
2018
2023
2028
2033
2038
2043
2048
2053
2058
GLB Rider Fees
GLB Rider Claims

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
VA rider cash flow analysis - moderate scenario
• S&P returns of 5%, before all charges
 and fees
• No material claims on inforce GLB
 riders for more than ten years
Present Value at 4% ($B)
Rider Fees	$ (4.7)
Rider Claims	(2.3)
Rider Fees - Rider Claims	$ (2.4)
Base Contract Flows1	(3.8)
Total after Base Contract Flows	$ (6.2)

Current Value of Hedge Assets	$ (1.2)
Future rider fees far exceed future claims
1 Includes all charges, revenue sharing, trail commissions and maintenance expenses

Adverse Scenario – 40% Drop in S&P, followed by 5% S&P Returns
Amount (in $ millions)
1,000
750
500
250
0
2013
2018
2023
2028
2033
2038
2043
2048
2053
2058
GLB Rider Fees
GLB Rider Claims

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
VA rider cash flow analysis - adverse scenario
Present Value at 4% ($B)
Rider Fees	$ (4.8)
Rider Claims	(6.1)
Rider Fees - Rider Claims	$ (1.3)
Base Contract Flows2	(2.9)
Total after Base Contract Flows	$ (1.6)

Hedge Assets after Drop in Equities	$ 4.4)
• Investment restrictions mitigate drop
• No material claims on inforce GLB
 riders for more than five years
•Total remains positive with base
contract flows
1 Includes all charges, revenue sharing, trail commissions and maintenance expenses

VA GLB and GMDB Rider Balance Sheet Items
Amount (in $ billions)
0
1
2
3
S&P 500 Index, End-of Quarter
0
500
1000
1500
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Hedge Assets
Rider Liabilities
Statutory Reserves
Ending SPX

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
Industry-leading hedging program covers liabilities
• Hedge assets exceed economic and statutory reserves every quarter
• Excellent hedging program per S&P and Moody’s
• Risk-managed funds complement hedging program and reduce hedge costs

©2013 Lincoln National Corporation
Lincoln has the right approach to policyholder behavior
VA LAPSES
•Predictive Modeling based on
  experience since 2003
•Multiple Variable Interaction
 – In-the-moneyness
 – Policy size
 – Attained age
 – Gender
 – Tax status
 – Utilization state
•Collaborated with Towers Watson
VA GLB UTILIZATION
•Extensive experience study with
  Attribution-Based Modeling
•Separates two key components
 – Income start time
 – Withdrawal amount
•Key variables
 – Attained age
 – Tax status
 – Policy size
•Collaborated with Oliver Wyman
Lincoln is redefining industry best practices for modeling policyholder behavior

15%
12%
9%
6%
3%
0%
In SC Period
Out of SC Period
Actual
Expected

15%
12%
9%
6%
3%
0%
Year after SC Period Ends
Later Years
Out of the Money
At the Money
In the Money

- Our lapse assumption tightly fits actual lapses

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
• Expected lapse rates fall quickly when the guarantee is at the money
• Minimum lapse rate assumption of 1%
Lapse assumption reflects experience
Average Expected Lapse Rates:
B-Share Class with GLB Rider
1 Data shown for products with a surrender charge (B-Share, L-Share, and N-Share (Bonus) Classes); products without a surrender charge are similarly tight
2 SC = Surrender Charge
Actual vs. Expected Lapse Rates
with GLB Riders1

(Jan 2010 - Mar 2012)
2

Increase in Hedge Target / Net Income Impact[1]	
		3/31/13 Actual	With 30% Drop in S&P
Lapse	20% Reduction in Lapses	40 / 0	100 / (35)
Lapse	50% Reduction in Lapses	80 / 10	220 / (60)
Utilization	20% Reduction in Inefficiency	90 / (45)	120 / (75)
Mortality	15% Reduction in Mortality	90 / (35)	160 / (75)

Lincoln Financial Group®

You're In Charge®

©2013 Lincoln National Corporation
Manageable policyholder behavior risk
Robust current assumptions lead to small impacts on large sensitivities
• Sensitivities covered by $0.8B excess of hedge assets over rider liabilities
• Reduction in lapses produces operating income offset
1 Increase in Hedge Target in $ millions, pre-DAC, pre-tax; Increase/(Decrease) in GAAP Net Income in $ millions, after-DAC, after-tax

©2013 Lincoln National Corporation
Annuities - A Quality Block of Business
☑ Sustainable Product Solutions
 • Risk-managed funds - good for consumer, good for Lincoln
 • No rollup GMDB sold since 2003; GLB annual rollup never above 5%
☑ Best-in-Class Distribution
 • Experienced wholesalers “selling” consistent story, driving necessary changes
 • Emphasis on upside potential, not downside guarantees
☑ Disciplined Risk Management
 • Recognized for excellent hedging program
 • Redefining industry best practices for modeling policyholder behavior

©2013 Lincoln National Corporation
2013 Conference for Analysts,
Investors and Bankers
Thursday, June 6, 2013
Financial Overview
Randy Freitag
Executive Vice President and Chief Financial Officer

©2013 Lincoln National Corporation
What Have We Heard from Investors…
• Variable Annuities
• Earnings Mix
• Low Interest Rates
• Capital

©2013 Lincoln National Corporation
Diversified Earnings Mix
1 2012 Income from Operations excluding Other Operations
By Line1
By Source1
VA
FA
RPS
Group
Life
Investment Spread
Mortality/Morbidity
RPS Fee Based
VA/VUL Base Contract
VA Riders
• Earnings of $1.3B - back
 to pre-crisis levels
• Variable Annuities
 – Not an outsized
 component of earnings
 – Majority of VA earnings
 driven by base contract
 – Riders covered by
 industry leading hedge
 program
• Focus on growing Group
 Protection and RPS
 contribution
• VA/VUL base contract
 and RPS fees represent
 32% of total
11%
32%
10%
5%
42%
28%
38%
4%
25%
5%

120
90
60
30
0
$ billions
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
PV Asset Inflow
PV Liability Outflow

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
ALM Matters: Consistent Value Across Interest Rate Levels
• Value protected by ALM
 – Duration of assets: 7.4
 – Duration of liabilities: 7.6
• Key ALM supported decisions
 – Treasury locks
 – Interest rate caps
• $8.7B unrealized gain reflects
 liability “mark-to-market”
• ALM program key to supporting
 statutory reserve adequacy
Present Value of Asset and
Liability Cash Flows
Target 10-year Rate

©2013 Lincoln National Corporation
Strong Statutory Reserve Adequacy
Statutory Reserves
• Prescribed conservative assumptions
   that are generally fixed at issue
• $8B of reserve sufficiency
• $4 - 6B in low rate scenarios
 – Assumes rates unchanged for 40 years
 – No additional reserves required from
 new AG38 testing
• Sufficiency in 1.5% scenario is
   primarily from annuities
1 Excludes financed reserves; assumes no regulatory or other assumption changes.
2 Assumed interest rates based on a 10-year U.S. Treasury.
Reserve Adequacy Testing Results1 (Billions)
	Base Case	2.0% Scenario2	1.5% Scenario2
2010	$8	$6	N/A
2012	$8	$6	$4
Significant statutory reserve adequacy in low rate environment

Reasonable GAAP Model Assumptions

2012 Life "J" Curve

8%
6%
4%
2%
75 bps
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
LT Earned Rate
Forward Curve
Portfolio Yield

Interest Rates

- **Long-Term Investment Rate Assumption**
  - Life: 5.75%
  - Annuity/Retirement: 5.25%
  - ~75 bps between forward curve and LT earned rate
- **Interest Rate Stress – GAAP**
  - Earnings: ~$35M in 2013; $100M in 2014
  - Balance sheet: ~$125M per 50 bps drop in earned rate assumption

Variable Fund Growth Rate[1]

10%
8%
6%
4%
2%
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
Blended
Effective

Separate Account Values

- **Account Value Assumption**
  - 7.5% to 9% (~8.6% blended rate)
  - Immediate 14% drop equates to an effective rate of ~7%
- **Equity Market Sensitivity**
  - Unlocking corridor to mean AV growth assumption results in a $300M pre-tax gain[1]
  - Approximately $5M annual earnings impact for every 1% movement in the S&P 500

1 Blended variable fund growth rate projection based on 9%, 8%, and 7.5% growth rate assumptions for inforce, assuming new business continues at 7.5% growth rate; Effective rate reflects the same fund value growth with the 14% drop to immediately revert to the mean. See "Critical Accounting Policies and Estimates" in 1Q2013 Form 10-Q. Unlocking data for all variable products (Annuities, RPS and Individual Life)

Lincoln Financial Group

You're In Charge

©2013 Lincoln National Corporation

$5
$4
$3
$2
$1
$0
Billions

$4
$3
$2
$1
$0
Billions

Lincoln Financial Group®
You're In Charge®

©2013 Lincoln National Corporation
ST LOC
LT Financing
Captive Structures With a Focus on ALM
Life Reserve Financings
•  Reserve financing shift from reliance on short-
    term credit facility to long-term funded solutions
 – 2009: 70% funded by short-term credit
 facility
 – 2012: 100% long-term structures
•  Annual financing activity linked primarily to
    new sales
1 Original term of LOC
Long Duration Solutions
•  12 years for Term, 20-30 for GUL
•  Strong supply of counterparties
•  Costs have decreased
 – Cost of financing down 100-150 bps since
 2009
•  Captives well capitalized
 – Domestic captives’ RBC > 400%
 – Consolidating LNBar would increase LNL
 RBC by ~25 RBC points at March 31, 2013
Life Reserve Funding
Structure Duration1
2009
2012
12 Years
20 Years
30 Years

1,200
1,000
800
600
400
200
0
$Millions

500
400
300
200
100
0
$Millions

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
5-year Average
• Statutory as % of GAAP
 – Excluding net relief: 60%
 – Including net relief: 83%
• Reserve Financing Driven by Sales of GUL/Term
 – As sales fall, statutory earnings increase
• Dividends to Holding Co. ~75% of Statutory Earnings and net relief
 – Balance funds growth in business
1 GAAP = Income from Operations - See appendix for reconciliation to GAAP net income
2 Statutory = Net Gain from Operations
3 Net Relief = Capital released from reserve financings net of amortization of reserve financings
GAAP1
Statutory2
Net Relief3
Dividends to Hold Co
2010
2011
2012
GUL/Term Sales
A Strong Statutory Story

Statutory Capital

Billions
Total increase in capital

Billions

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
Strong Statutory Capital and Free Cash Flow
Free Cash Flow since 12/31/10
$2.2
$0.6
$1.4
$0.2
Hold Co. Cash inflows
Shareholder dividends
Debt Expense
Free Cash Flow
• Strong Capital generation driven by
 earnings and capital relief
• $0.4B increase in capital from
 12/31/10
• ~480% RBC as of 3/31/2013 vs. 491%
 at 12/31/10
• Avg. Free Cash Flow of $0.6B per year
• Free Cash Flow uses:
 – $1.2B1 in Share Buybacks @ avg. price
 of $24.08
 – $0.2B Deleveraging
 – Avg. Deployment of $0.6B per year
• $0.6B in Hold Co. cash of 3/31/13
Dividends to Hold Co.
12/31/10
3/31/13
$2.0
$7.1
$1.6
$7.5
Total adjusted capital
1 Excludes $150M of share repurchases completed in the second quarter of 2013

©2013 Lincoln National Corporation
Confidence in the Future
• Earnings mix:
 – Investing to grow Group Protection and RPS contributions
 – VA hedge program covers guarantee risk
 – Equity-linked components can offset negative impact of low interest rates
• Well positioned to withstand low interest rate environment
 – Both Statutory and GAAP perspective
• Strong capital position:
 – Allows for capital deployment with focus on buybacks
 – Supports ability to fund growth in businesses
 – Strengthened by shift to less capital intensive products

©2013 Lincoln National Corporation
2013 Conference for Analysts,
Investors and Bankers
Thursday, June 6, 2013
Appendix

©2013 Lincoln National Corporation
Forward Looking Statements — Cautionary Language
Certain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln's behalf are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: "believe", "anticipate", "expect", "estimate", "project", "will", "shall" and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln's businesses, prospective services or products, future performance or financial results, and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.
Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-
looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements include, among others:
• Deterioration in general economic and business conditions that may affect account values, investment results, guaranteed benefit liabilities, premium levels, claims experience and the level of pension benefit costs, funding and investment results;
• Adverse global capital and credit market conditions could affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures;
• Because of our holding company structure, the inability of our subsidiaries to pay dividends to the holding company in sufficient amounts could harm the holding Company’s ability to meet its obligations;
• Legislative, regulatory or tax changes, both domestic and foreign, that affect the cost of, or demand for, our subsidiaries' products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserve requirements related to secondary guarantee universal life and annuities; regulations regarding captive reinsurance arrangements; restrictions on revenue sharing and 12b-1 payments;
   and the potential for U.S. Federal tax reform;
• Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses, estimated gross profits and demand for our products;
• Uncertainty about the effect of rules and regulations to be promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act on us and
   the economy and financial services sector in particular;
• The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings;
• A decline in the equity markets causing a reduction in the sales of our subsidiaries' products, a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products, an acceleration of amortization of deferred acquisition costs, or "DAC," value of business acquired, or
   "VOBA," deferred sales inducements, or "DSI," and deferred front end sales loads, or "DFEL," and an increase in liabilities related to guaranteed benefit features of our subsidiaries' variable annuity products;
• Ineffectiveness of our risk management policies and procedures, including various hedging strategies used to offset the effect of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates;

©2013 Lincoln National Corporation
Forward Looking Statements — Cautionary Language (Con’t)
• A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries' products, in establishing related insurance reserves and in the amortization of DAC, VOBA, DSI and DFEL, which may reduce future earnings;
• Changes in accounting principles generally accepted in the United States, or "GAAP," including the potential incorporation of International Financial
 Reporting Standards into the U.S Financial Reporting System that may result in unanticipated changes to our net income;
• Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition;
• Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity;
• Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain investments in our portfolios as well as counterparties to which we are exposed to credit risk requiring that we realize losses on investments;
• Inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others;
• Interruption in telecommunication, information technology or other operational systems or failure to safeguard the confidentiality or privacy of sensitive data on such systems;
• The effect of acquisitions and divestitures, restructurings, product withdrawals and other unusual items;
• The adequacy and collectability of reinsurance that we have purchased;
• Acts of terrorism, a pandemic, war or other man-made and natural catastrophes that may adversely affect our businesses and the cost and availability of reinsurance;
• Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products;
• The unknown effect on our subsidiaries' businesses resulting from changes in the demographics of their client base, as aging baby-boomers move from the asset-accumulation stage to the asset-distribution stage of life; and
• Loss of key management, financial planners or wholesalers.
The risks included here are not exhaustive. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC include additional factors which could impact our business and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.
Further, it is not possible to assess the impact of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation.
The reporting of RBC measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

©2013 Lincoln National Corporation
Explanatory Note on Use of Non-GAAP Measures
Management believes that income from operations, return on equity and operating revenues better explain the results of the company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the company's current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management also believes that using book value excluding accumulated other comprehensive income (AOCI) enables investors to analyze the amount of our net worth that is primarily attributable to our business operations. Book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.
For the historical periods , reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measure may be included in this Appendix to the presentation materials and/or are included in the Statistical  Reports for the corresponding periods contained in the Earning section of Investor Relations page on our website: www.lnc.com/investor.
The non-GAAP measures do not replace the most directly comparable GAAP measures.
The company uses its prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in its financial statements and federal income tax returns when reconciling non-GAAP measures to the most comparable GAAP measure.

©2013 Lincoln National Corporation
Definition of Income (Loss) From Operations, ROE and
Book Value (excluding AOCI)
Income (loss) from operations, operating revenues and return on equity (“ROE”), as used in this presentation, are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and ROE. We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations: realized gains and losses associated with the following
("excluded realized gain (loss)"): sale or disposal of securities; impairments of securities; change in the fair value of derivative investments, embedded derivatives within certain reinsurance arrangements and our trading securities; change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as "GDB derivatives results"; change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the
FASB ASC (“indexed annuity forward-starting option”); change in reserves accounted for under the Financial Services - Insurance -
Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and
GLB riders ("benefit ratio unlocking"); income (loss) from the initial adoption of new accounting standards; income (loss) from reserve changes (net of related amortization) on business sold through reinsurance; gain (loss) on early extinguishment of debt; losses from the impairment of intangible assets; and income (loss) from discontinued operations.
Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable: excluded realized gain (loss); amortization of deferred front-end loads (“DFEL”) arising from changes in GDB and GLB benefit ratio unlocking;
amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and revenue adjustments from the initial adoption of new accounting standards.
Return on equity measures how efficiently we generate profits from the resources provided by our net assets. Return on equity is calculated by dividing annualized income from operations(loss) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI"). Management evaluates return on equity by both including and excluding average goodwill within average equity.
Income (loss) from operations, operating revenues, return on equity (including and excluding average goodwill within average equity), excluding AOCI, using annualized income (loss) from operations and return on capital are financial measures we use to evaluate and assess our results.

©2013 Lincoln National Corporation
Definition of Income (Loss) From Operations, ROE and
Book Value (excluding AOCI)
Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a)
stockholders' equity excluding AOCI by (b) common shares outstanding, assuming conversion of Series A preferred shares. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.
Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI as of March 31, 2013 and 2012 and December 31, 2012 and 2011 is set forth below.

(millions of dollars, except per share data)

	For the Years Ended December 31, 2007	2008	2009	2010	2011	2012
Total Revenues	$ 9,596	$ 9,251	$ 8,473	$ 10,415	$ 10,641	$ 11,532
Less:						
Excluded realized gain (loss)	(198)	(551)	(1,229)	(144)	(388)	(39)
Amortization of DFEL on benefit ratio unlocking	-	(9)	(4)	-	(1)	2
Amortization of deferred gains arising from reserve changes on business sold through reinsurance	9	3	3	3	3	3
Total Operating Revenues	$ 9,785	$ 9,808	$ 9,703	$ 10,556	$ 11,027	$ 11,566
Net Income (Loss) Available to Common Stockholders - Diluted	$ 1,097	$ 36	$ (639)	$ 733	$ 216	$ 1,313
Less:						
Preferred stock dividends and accretion of discount	-	-	(34)	(36)	-	-
Write-off of unamortized discount on preferred stock at redemption	-	-	-	(131)	-	-
Adjustment for deferred units of LNC stock in our deferred compensation plans [1]	-	-	-	(2)	(5)	-
Net Income (Loss)	1,097	36	(605)	902	221	1,313
Less [2]:						
Excluded realized gain (loss)	(129)	(358)	(800)	(94)	(252)	(25)
Benefit ratio unlocking	1	(126)	90	11	(15)	25
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance	(7)	2	2	2	2	3
Gain (loss) on early extinguishment of debt	-	-	42	(3)	(5)	(3)
Impairment of intangibles	-	(297)	(710)	-	(747)	2
Income (loss) from discontinued operations	16	66	(73)	29	(8)	27
Income (Loss) from Operations	$ 1,216	$ 749	$ 844	$ 957	$ 1,246	$ 1,284
Earnings (Loss) Per Common Share (Diluted)						
Income (loss) from operations	$ 4.44	$ 2.89	$ 2.83	$ 2.88	$ 3.94	$ 4.47
Net income (loss)	4.01	0.14	(2.23)	2.31	0.69	4.56

[1] The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.

[2] We use our federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Lincoln Financial Group
You're In Charge

©2013 Lincoln National Corporation
Reconciliation of Net Income to Income from Operations

©2013 Lincoln National Corporation

Reconciliation of Book Value Per Share and Return on Equity

	As of March 31,		As of December 31,
	2013	2012	2012	2011
Book value per share, including AOCI	$55.33	$45.94	$55.14	$44.94
Per share impact of AOCI	13.33	9.18	14.03	9.19
Book value per share, excluding AOCI	42.00	36.76	41.11	35.75

	For the Three Months Ended		For the Twelve Months Ended
	March 31,		December 31,
	2013	2012	2012	2011
Return on Equity, Excluding AOCI
Net income (loss) with average equity including goodwill	8.5%	9.3%	12.2%	2.0%
Income (loss) from operations with average equity
including goodwill	10.2%	11.2%	12.0%	11.3%
Income (loss) from operations with average equity
excluding goodwill	12.7%	14.3%	15.2%	15.4%

©2013 Lincoln National Corporation
Annuities Disclosures
Oliver Wyman Disclosures:
QUALIFICATIONS, ASSUMPTIONS & LIMITING CONDITIONS
All opinions, advice and materials provided by Oliver Wyman that are included, reflected or summarized herein (the “Oliver
Wyman Content”) are for the exclusive use of Oliver Wyman’s client, Lincoln Financial Group, and its professional advisers. There are no third party beneficiaries with respect to the Oliver Wyman Content, and Oliver Wyman disclaims any and all liability to any third party in respect of the Oliver Wyman Content. The Oliver Wyman Content does not represent investment advice or provide an opinion regarding the fairness of any transaction to any and all parties. The opinions expressed in the Oliver Wyman
Content are valid only for the purpose stated herein and as of the date hereof. Information furnished by others, upon which all or portions of the Oliver Wyman Content are based, is believed to be reliable but has not been verified. No warranty is given as to the accuracy of such information. Public information and industry and statistical data are from sources Oliver Wyman deems to be reliable; however, Oliver Wyman makes no representation as to the accuracy or completeness of such information and has accepted the information without further verification. No responsibility is taken for changes in market conditions or laws or regulations and no obligation is assumed to revise the Oliver Wyman Content to reflect changes, events or conditions, which occur subsequent to the date hereof.
Calculation of Net Amount at Risk:
Calculations of Net Amount of Risk, especially GLB, vary from company to company, as described in sources. Sources:
    GMDB: Ameriprise, 2012 10-K, page 133; Lincoln, 2012 10-K, page 165; Prudential, 2012 10-K, page 267; AIG, 2012 10-K, page 287; MetLife, 2012 10-K, page 232; Jackson, Prudential (UK) 20-F, page F-125; Hartford, 4Q12 Financial Supplement, page
           28; Voya, Registration Statement (S-1/A) as of 4/29/13, page 233; AXA, 2012 Financial Supplement, page 8
    GLB:     Lincoln, 2012 10-K, page 50 for NAR, internal report for $55.1B associated account value; Ameriprise, 2012 10-K, page 133; Hartford, 4Q12 Financial Supplement, page 28; Prudential, 2012 10-K, page 267; MetLife, 2012 10-K, page 232; AIG,
           4Q12 Financial Supplement, page 42; Jackson, Prudential (UK) 20-F, page F-125; Voya, Registration Statement (S-1/A) as of
           4/29/13, page 233; AXA, 2012 Financial Supplement, page 8